UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 19, 2013, InspireMD, Inc. (the “Company”) issued a press release announcing the appointment of Gwen K. Bame as Vice President of Corporate Development, reporting directly to Alan Milinazzo, the Company’s President and CEO.

On April 23, 2013, the Company issued a press release announcing that on April 19, 2013, the Company received an approval with conditions for its Investigational Device Exemption (IDE) application with the U.S. Food and Drug Administration (FDA). An approval with conditions indicates that the FDA concurs with the overall trial design and while minor details are being finalized, allows the company to initiate enrollment in its planned MASTER II IDE trial.

A copy of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 19, 2013

99.2	Press Release dated April 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: April 23, 2013	By:	/s/ Craig Shore
Name: Craig Shore Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 19, 2013

99.2	Press Release dated April 23, 2013